EXHIBIT 99.1
PRESS RELEASE

The Brink’s Company
1801 Bayberry Court
P.O. Box 18100
Richmond, VA 23226-8100 USA
                                                                                                                        Tel. 804.289.9600
Fax 804.289.9770

FOR IMMEDIATE RELEASE

Contact:
Investor Relations
804.289.9709

Brink’s Reports Third-Quarter Results
GAAP EPS $.28 vs. $.66; Non-GAAP EPS $.50 vs. $.60
Improvement in Europe and North America Offset by Currency Impact and Lower Profits in Latin America
2012 Segment Margin Rate Expected to be 6.7%

     RICHMOND, Va., October 25, 2012 – The Brink’s Company (NYSE: BCO), a global leader in security-related services, today reported third-quarter earnings.

Third-Quarter Highlights
GAAP:
•	Revenue down 2% (6% organic growth), EPS $.28 vs. $.66
•	Segment profit down 16% (2% organic decrease), margin 6.0% vs. 7.0%
•	International profit down 17% (2% organic decrease), margin 6.8% vs. 8.2%
•	North America margin 3.5% vs. 3.6%
Non-GAAP:
•	Revenue down 2% (6% organic growth), EPS $.50 vs. $.60
•	Segment profit down 16% (9% organic decrease), margin 6.2% vs. 7.2%
•	International profit down 20% (12% organic decrease), margin 6.7% vs. 8.3%; EMEA improvement offset by lower profit in Latin America
•	North America cost reductions drive profit improvement; margin 4.5% vs. 3.9%
Other:
•	Full-year 2012 outlook: segment margin lowered to 6.7% due to third-quarter government receivable write-off in Argentina and reduced earnings in Venezuela
•	Year-to-date segment margin 6.2% versus 6.0%; organic revenue growth 7%
•	Currency impact: $76 million on revenue, $5 million on profit in third quarter; year-to-date impact $187 million on revenue, $12 million on profit
•	Year-to-date capital spending down $27 million; full-year estimate reduced to $210 million

          Tom Schievelbein, chairman, president and chief executive officer, said: “The decline in third-quarter results was driven by lower profits in Latin America which more than offset higher profits in Europe and North America.
“The lower results in Latin America included a government receivable write-off in Argentina ($4 million) and reduced profits in Venezuela ($4 million), where we expect continued pressure.  As a result, we’ve reduced our full-year 2012 segment margin outlook to 6.7%.  Our initial outlook for 2013 segment margin is about 7%.  Organic revenue growth for 2013 is expected to remain in the 5% to 8% range.
“We’ve made solid progress in our turnaround efforts in Europe, North America and Mexico, and we will continue to take action in all regions to reduce costs and improve productivity.  Our capital spending has been reduced substantially, and we expect our ongoing portfolio review to lead to the reshaping of our footprint in selected markets.  We’re also strengthening our leadership team in several key areas.  We will continue to be aggressive in our efforts to position Brink’s to deliver value-added solutions for our customers and improved returns for our shareholders.”

Summary Reconciliation of Third-Quarter GAAP to Non-GAAP EPS*
	Third Quarter		Nine Months
	2012	2011	2012	2011
GAAP EPS	$0.28	$0.66	$1.26	$1.16
Exclude U.S. retirement plan expenses	0.18	0.09	0.56	0.27
Exclude employee benefit settlement and acquisition-related severance	0.03	0.01	0.05	0.02
Exclude gains and losses on acquisitions and asset dispositions	0.03	(0.14)	(0.01)	(0.20)
Exclude Belgium settlement	-	-	-	0.13
Exclude tax benefit from change in retiree health care funding strategy	-	-	(0.43)	-
Adjust quarterly tax rate to full-year average rate	(0.01)	(0.02)	0.06	(0.05)
Non-GAAP EPS	$0.50	$0.60	$1.47	$1.34

Summary of Third-Quarter Results*
	Third Quarter			Nine Months
(In millions, except per share amounts)	2012	2011	% Change	2012	2011	% Change

GAAP
Revenues	$979	996	(2)%	$2,913	2,888	1%
Segment operating profit (a)	59	70	(16)	174	159	9
Non-segment expense	(22)	(8)	189	(68)	(39)	74
Operating profit	37	63	(41)	106	120	(12)
Income from continuing operations (b)	14	32	(57)	61	56	10
Diluted EPS from continuing operations (b)	0.28	0.66	(58)	1.26	1.16	9

Non-GAAP
Revenues	$979	996	(2)%	$2,913	2,888	1%
Segment operating profit (a)	60	72	(16)	180	173	4
Non-segment expense	(10)	(11)	(3)	(32)	(30)	6
Operating profit	50	61	(18)	149	143	4
Income from continuing operations (b)	25	29	(15)	72	65	11
Diluted EPS from continuing operations (b)	0.50	0.60	(17)	1.47	1.34	10

(a (a)
Segment operating profit is a non-GAAP measure that is reconciled to operating profit, a GAAP measure, on pages 3 and 4.  Disclosure of segment operating profit enables investors to assess operating performance excluding non-segment income and expense.

(b (b)	Amounts reported are attributable to shareholders of The Brink’s Company and exclude earnings related to noncontrolling interests.
*Non-GAAP results are reconciled to the applicable GAAP results in more detail on pages 10 and 11.  Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Third Quarter 2012 vs. 2011 (Unaudited)
(In millions)

Segment Results – GAAP

		Organic	Acquisitions /	Currency		% Change
	3Q '11	Change	Dispositions (b)	(c)	3Q '12	Total	Organic
Revenues:
Latin America	$375	44	1	(34)	385	3	12
EMEA	336	23	-	(38)	320	(5)	7
Asia Pacific	40	1	-	(2)	39	(3)	2
International	751	67	1	(75)	744	(1)	9
North America	245	(9)	-	(1)	235	(4)	(4)
Total	$996	58	1	(76)	979	(2)	6
Operating profit:
International	$61	(1)	(5)	(5)	51	(17)	(2)
North America	9	-	-	-	8	(5)	(3)
Segment operating profit	70	(1)	(5)	(5)	59	(16)	(2)
Non-segment (a)	(8)	(6)	(9)	-	(22)	189	72
Total	$63	(7)	(14)	(5)	37	(41)	(11)

Segment operating margin:
International	8.2%				6.8%
North America	3.6%				3.5%
Segment operating margin	7.0%				6.0%

Segment Results - Non-GAAP

		Organic	Acquisitions /	Currency		% Change
	3Q '11	Change	Dispositions (b)	(c)	3Q '12	Total	Organic
Revenues:
Latin America	$375	44	1	(34)	385	3	12
EMEA	336	23	-	(38)	320	(5)	7
Asia Pacific	40	1	-	(2)	39	(3)	2
International	751	67	1	(75)	744	(1)	9
North America	245	(9)	-	(1)	235	(4)	(4)
Total	$996	58	1	(76)	979	(2)	6
Operating profit:
International	$62	(8)	-	(5)	50	(20)	(12)
North America	10	1	-	-	11	11	12
Segment operating profit	72	(6)	-	(5)	60	(16)	(9)
Non-segment (a)	(11)	-	-	-	(10)	(3)	(3)
Total	$61	(6)	-	(5)	50	(18)	(10)

Segment operating margin:
International	8.3%				6.7%
North America	3.9%				4.5%
Segment operating margin	7.2%				6.2%

(a)	Includes income and expense not allocated to segments.
(b)	Includes operating results and gains/losses on acquisitions, sales and exits of businesses. Also includes impairment charges related to businesses that we expect to dispose of in the near term.
(c)
Revenue and Segment Operating Profit: The “Currency” amount in the table is the summation of the monthly currency changes, plus (minus) the U.S. dollar amount of remeasurement currency gains (losses) of bolivar fuerte-denominated net monetary assets recorded under highly inflationary accounting rules related to the Venezuelan operations.  The monthly currency change is equal to the Revenue or Operating Profit for the month in local currency, on a country-by-country basis, multiplied by the difference in rates used to translate the current period amounts to U.S. dollars versus the translation rates used in the year-ago month.  The functional currency in Venezuela is the U.S. dollar under highly inflationary accounting rules.  Remeasurement gains and losses under these rules are recorded in U.S. dollars but these gains and losses are not recorded in local currency.  Local currency Revenue and Operating Profit used in the calculation of monthly currency change for Venezuela have been derived from the U.S. dollar results of the Venezuelan operations under U.S. GAAP (excluding remeasurement gains and losses) using current period currency exchange rates.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
    Year-to-Date September 2012 vs. 2011 (Unaudited)
(In millions)

Segment Results – GAAP

		Organic	Acquisitions /	Currency		% Change
	YTD '11	Change	Dispositions (b)	(c)	YTD '12	Total	Organic
Revenues:
Latin America	$1,068	168	1	(90)	1,147	7	16
EMEA	977	53	-	(88)	942	(4)	5
Asia Pacific	114	6	-	(5)	115	1	5
International	2,158	228	1	(182)	2,204	2	11
North America	730	(15)	(3)	(5)	709	(3)	(2)
Total	$2,888	213	(2)	(187)	2,913	1	7
Operating profit:
International	$133	22	5	(12)	148	12	16
North America	26	-	-	-	26	(2)	(1)
Segment operating profit	159	21	6	(12)	174	9	13
Non-segment (a)	(39)	(20)	(8)	-	(68)	74	53
Total	$120	1	(3)	(12)	106	(12)	1

Segment operating margin:
International	6.2%				6.7%
North America	3.5%				3.6%
Segment operating margin	5.5%				6.0%

Segment Results – Non-GAAP

		Organic	Acquisitions /	Currency		% Change
	YTD '11	Change	Dispositions (b)	(c)	YTD '12	Total	Organic
Revenues:
Latin America	$1,068	168	1	(90)	1,147	7	16
EMEA	977	53	-	(88)	942	(4)	5
Asia Pacific	114	6	-	(5)	115	1	5
International	2,158	228	1	(182)	2,204	2	11
North America	730	(15)	(3)	(5)	709	(3)	(2)
Total	$2,888	213	(2)	(187)	2,913	1	7
Operating profit:
International	$145	15	-	(12)	148	3	11
North America	28	4	-	-	32	14	14
Segment operating profit	173	19	-	(12)	180	4	11
Non-segment (a)	(30)	(2)	-	-	(32)	6	6
Total	$143	17	-	(12)	149	4	12

Segment operating margin:
International	6.7%				6.7%
North America	3.9%				4.5%
Segment operating margin	6.0%				6.2%

Amounts may not add due to rounding. See page 3 for footnote explanations.

Non-Segment Expenses
On a GAAP basis, non-segment expenses totaled $22 million, up from $8 million in the year-ago quarter due to higher retirement plan expenses ($5 million) and the inclusion in last year’s results of gains on acquisitions and asset dispositions ($9 million).  On a non-GAAP basis, non-segment expenses were relatively flat.

Capital Expenditures and Capital Leases
Year-to-date capital expenditures and capital lease additions were $132 million versus $159 million in 2012.  The reduction was $19 million in North America and $8 million in International.  Full-year 2012 capital spending and capital leases are expected to be approximately $210 million versus $239 million in 2011.

Income Taxes
On a GAAP basis, Brink’s recorded a third-quarter tax expense of $15 million (effective rate of 45%) versus $21 million (effective rate of 37%) in 2011.  Last year’s lower rate was due primarily to a $4 million income tax benefit related to a valuation allowance release in the U.S.  The effective GAAP tax rate for 2012 is expected to be between 26% and 29%.  Non-GAAP earnings for the third quarter reflect an effective tax rate of 38.5%, which is the midpoint of the estimated non-GAAP full-year range of 37% to 40%.

Conference Call
Brink’s will host a conference call on October 25 at 11:00 a.m. Eastern Time to review third-quarter results.  Interested parties can listen by calling (800) 860-2442 (domestic), (412) 858-4600 (international), or via live webcast at www.Brinks.com.  Please call in at least five minutes prior to the start of the call.  A replay will be available through November 9, 2012, by calling (877) 344-7529 (domestic) or + (412) 317-0088 (international).  The conference account number is 10019058.  A webcast replay will also be available at www.Brinks.com.

About The Brink’s Company
The Brink’s Company (NYSE:BCO) is the world’s premier provider of secure transportation and cash management services.  For more information, please visit The Brink’s Company website at www.Brinks.com or call 804-289-9709.

Non-GAAP Results
Non-GAAP results described in this earnings release are financial measures that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  The purpose of the non-GAAP results is to report financial information without certain income and expense items and adjust the quarterly non-GAAP tax rates so that the quarterly rate is equal to the full-year non-GAAP tax rate.  For 2012, a forecasted full-year tax rate is used.  The full year non-GAAP tax rate in both years excludes certain pretax and tax income and expense amounts.  The non-GAAP results provide information to assist comparability and estimates of future performance.  Brink’s believes these measures are helpful in assessing operations and estimating future results and enable period-to-period comparability of financial performance.  In addition, Brink’s believes the measures will help investors assess ongoing operations.  Non-GAAP results should not be considered as an alternative to revenue, income or earnings per share amounts determined in accordance with GAAP and should be read in conjunction with their GAAP counterparts.

Forward-Looking Statements
This release contains both historical and forward-looking information.  Words such as “anticipates,” “estimates,” “expects,” “projects,” “predicts,” “intends,” “plans,” “believes,” “potential,” “may,” “should” and similar expressions may identify forward-looking information.  Forward-looking information in this release includes, but is not limited to, future performance for the Brink’s Company and its global operations, including organic revenue growth and segment operating profit margin in 2012 and 2013, cost reduction and productivity measures and future results in Europe, North America, and Latin America (including our operation in Mexico), anticipated capital spending and capital leases, the anticipated annual effective tax rate for 2012.  Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated.

These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to:
•	continuing market volatility and commodity price fluctuations and their impact on the demand for our services,
•	our ability to continue profit growth in Latin America,
•	our ability to maintain or improve volumes at favorable pricing levels and increase cost efficiencies in the United States and Europe,
•	investments in information technology and value-added services and their impact on revenue and profit growth,
•	our ability to implement high-value solutions,
•
risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency devaluations, safety and security issues, political instability, restrictions on repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions,

•	the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates,
•	the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses, and changes in exchange rates,
•	fluctuations in value of the Venezuelan bolivar fuerte,
•	regulatory and labor issues in many of our global operations, including negotiations with organized labor,
•	our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses,
•	our ability to integrate successfully recently acquired companies and improve their operating profit margins,
•	the actions of competitors, our ability to identify acquisitions and other strategic opportunities in emerging markets,
•	the willingness of our customers to absorb fuel surcharges and other future price increases,
•	the impact of turnaround actions responding to current conditions in Europe and our productivity and cost control efforts in that region,
•	our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers,
•	variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer,
•
our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, changes in insurance costs,

•	security threats worldwide and losses of customer valuables,
•
costs associated with the purchase and implementation of cash processing and security equipment, employee and environmental liabilities in connection with our former coal operations, black lung claims incidence,

•	the impact of the Patient Protection and Affordable Care Act on black lung liability and the Company’s ongoing operations,
•
changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions, the nature of our hedging relationships,

•	changes in estimates and assumptions underlying our critical accounting policies,
•	the outcome of pending and future claims and litigation,
•	access to the capital and credit markets,
•	seasonality, pricing and other competitive industry factors.

This list of risks, uncertainties and contingencies is not intended to be exhaustive.  Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2011 and in our other public filings with the Securities and Exchange Commission.  The forward looking information included in this document is representative only as of the date of this document, and The Brink’s Company undertakes no obligation to update any information contained in this document.

The Brink’s Company and subsidiaries
Outlook Summary (Unaudited)
(In millions)

	GAAP		Non-GAAP
	Full-Year	Full Year 2012	Full-Year	Full Year 2012
	2011	Estimate	2011	Estimate
Organic revenue growth
International	12%	7% – 10%	12%	7% – 10%
North America	-	(2)%	-	(2)%
Total	8%	5% – 8%	8%	5% – 8%

Currency impact on revenue
International	5%	(5)% – (7)%	5%	(5)% – (7)%
North America	1%	(1)%	1%	(1)%
Total	4%	(3)% – (5)%	4%	(3)% – (5)%

Segment margin
International	6.9%	7.0% – 8.0%	7.3%	7.0% – 8.0%
North America	3.2%	3.6% – 4.1%	3.6%	4.5% – 5.0%
Total	5.9%	6.7%	6.3%	6.7%

Non-segment expense
General and administrative	$43	$43	$43	$43
Retirement plans (a)	25	47	-	-
Royalty income	(2)	(2)	(2)	(2)
CEO retirement costs (b)	4	-	-	-
Gains on acquisitions and asset dispositions (c)	(10)	(1)	-	-
Non-segment expense	$60	$87	$41	$41

Effective income tax rate	38%	26% – 29%	39%	37% – 40%

Interest expense	$24	$21 – 24	$24	$21 – 24

Net income attributable to
noncontrolling interests	$24	$19 – 23	$23	$17 – 21

Fixed assets acquired:
Capital expenditures	$196	$190	$196	$190
Capital leases (d)	43	20	43	20
Total	$239	$210	$239	$210

Depreciation and amortization	$162	$165 – 180	$162	$165 – 180

(a)	Costs related to U.S. retirement plans have been excluded from non-GAAP results.
(b)	Costs related to the 2011 retirement of the former CEO are excluded from non-GAAP results.
(c)	The following gains are excluded from non-GAAP results:
•	sale of the U.S. document destruction business ($6.7 million),
•	gains on acquisitions and dispositions ($2.5 million in 2011 and $0.8 million in 2012),
•	sales of former operating assets ($0.5 million) in 2011.
(d)
Includes capital leases for newly acquired assets only.  Sales leaseback transactions that occurred during 2011 of $18 million for assets that were originally purchased and included as capital expenditures have been excluded from “Fixed assets acquired – capital leases.”

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Condensed Consolidated Statements of Income  (Unaudited)
(In millions, except per share amounts)

	Third Quarter		Nine Months
	2012	2011	2012	2011

Revenues	$979.0	995.8	$2,912.9	2,888.4

Costs and expenses:
Cost of revenues	799.0	807.7	2,384.9	2,373.9
Selling, general and administrative expenses	147.4	136.6	427.4	400.3
Total costs and expenses	946.4	944.3	2,812.3	2,774.2
Other operating income (expense)	4.5	11.0	5.4	5.7

Operating profit	37.1	62.5	106.0	119.9

Interest expense	(5.7)	(6.5)	(17.4)	(18.2)
Interest and other income (expense)	1.5	1.3	6.3	6.8
Income from continuing operations before tax	32.9	57.3	94.9	108.5
Provision for income taxes	14.7	20.9	20.8	37.9

Income from continuing operations	18.2	36.4	74.1	70.6

Income from discontinued operations, net of tax	-	(0.7)	-	3.0

Net income	18.2	35.7	74.1	73.6

Less net income attributable to noncontrolling interests	(4.7)	(4.9)	(13.1)	(14.9)

Net income attributable to Brink’s	$13.5	30.8	$61.0	58.7

Amounts attributable to Brink’s:
Income from continuing operations	$13.5	31.5	$61.0	55.7
Income from discontinued operations	-	(0.7)	-	3.0

Net income attributable to Brink’s	$13.5	30.8	$61.0	58.7

Earnings per share attributable to Brink’s common shareholders (a):
Basic:
Continuing operations	$0.28	0.66	$1.26	1.17
Discontinued operations	-	(0.02)	-	0.06
Net income	0.28	0.64	1.26	1.23

Diluted:
Continuing operations	$0.28	0.66	$1.26	1.16
Discontinued operations	-	(0.02)	-	0.06
Net income	0.28	0.64	1.26	1.22
(a) Earnings per share may not add due to rounding.

Weighted-average shares
Basic	48.5	48.0	48.4	47.8
Diluted	48.6	48.1	48.6	48.1

The Brink’s Company and subsidiaries
Supplemental Financial Information  (Unaudited)
(In millions)

	Nine Months
SELECTED CASH FLOW INFORMATION	2012	2011

Property and Equipment Acquired During the Period:
Capital expenditures
International	$82.4	85.6
North America	38.2	33.1
Capital expenditures	120.6	118.7

Capital Leases (a)
International	2.7	7.0
North America	8.9	33.0
Capital Leases	11.6	40.0

Total
International	85.1	92.6
North America	47.1	66.1
Total	$132.2	158.7

Depreciation and amortization:
International	$78.9	78.6
North America	47.1	41.9
Depreciation and amortization	$126.0	120.5

(a)
Represents the amount of property and equipment acquired using capital leases.  Since these assets are acquired without using cash, the acquisitions are not reflected in the consolidated cash flow statement.  Amounts are provided here to assist in the comparison of assets acquired in the current year versus prior years.  Sales leaseback transactions are excluded from "Capital leases" in this table.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains and Losses on Acquisitions and Dispositions (a)	Employee Benefit Settlement and Severance Losses (b)	U.S. Retirement Plans (c)	Tax Benefit on Change in Health Care Funding Strategy (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Third Quarter 2012
Operating profit:
International	$50.8	(2.9)	2.0	-	-	-	49.9
North America	8.3	-	-	2.2	-	-	10.5
Segment operating profit	59.1	(2.9)	2.0	2.2	-	-	60.4
Non-segment	(22.0)	0.1)	-	11.5	-	-	(10.4)
Operating profit	$37.1	(2.8)	2.0	13.7	-	-	50.0

Amounts attributable to Brink’s:
Income from continuing operations	$13.5	1.3	1.4	8.6	-	(0.3)	24.5
Diluted EPS – continuing operations	0.28	0.03	0.03	0.18	-	(0.01)	0.50

	Nine Months 2012
Operating profit:
International	$148.1	(2.9)	3.1	-	-	-	148.3
North America	25.5	-	-	6.6	-	-	32.1
Segment operating profit	173.6	(2.9)	3.1	6.6	-	-	180.4
Non-segment	(67.6)	(0.8)	-	36.7	-	-	(31.7)
Operating profit	$106.0	(3.7)	3.1	43.3	-	-	148.7

Amounts attributable to Brink’s:
Income from continuing operations	$61.0	(0.5)	2.2	27.1	(20.9)	2.7	71.6
Diluted EPS – continuing operations	1.26	(0.01)	0.05	0.56	(0.43)	0.06	1.47

(a)	To eliminate:
•
Gains related to the sale of investments in mutual fund securities ($1.9 million) in the first quarter and $0.5 million in the third quarter.  Proceeds from the sales were used to fund the settlement of pension obligations related to our former Chief Executive Officer and Chief Administrative Officer.

•	Gains and losses related to business acquisitions and dispositions. A $0.9 million gain was recognized in the second quarter and a $0.1 million loss was recognized in the third quarter.
•	Third quarter gain on the sale of real estate in Venezuela ($7.2 million)
•	Third quarter impairment losses of $4.3 million on long-lived assets related to certain operations expected to be sold in the near term.
(b)
To eliminate employee benefit settlement and acquisition-related severance losses (Mexico and Argentina).  Employee termination benefits in Mexico are accounted for under FASB ASC Topic 715, Compensation – Retirement Benefits.

(c)	To eliminate expenses related to U.S. retirement plans.
(d)	To eliminate tax benefit related to change in retiree health care funding strategy.
(e)
To adjust effective income tax rate in the interim period to be equal to the midpoint of the estimated range of the full-year non-GAAP effective income tax rate.  The midpoint of the estimated range of the full-year non-GAAP effective tax rate for 2012 is 38.5%.

Amounts may not add due to rounding.

The Brink’s Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for per share amounts)

	GAAP Basis	Gains on Acquisitions and Dispositions (a)	Belgium Settlement Charge (b)	Employee Benefit Settlement Losses (c)	U.S. Retirement Plans (d)	Adjust Income Tax Rate (e)	Non-GAAP Basis

	Third Quarter 2011
Operating profit:
International	$61.4	-	-	0.7	-	-	62.1
North America	8.7	-	-	-	0.8	-	9.5
Segment operating profit	70.1	-	-	0.7	0.8	-	71.6
Non-segment	(7.6)	(9.3)	-	-	6.2	-	(10.7)
Operating profit	$62.5	(9.3)	-	0.7	7.0	-	60.9

Amounts attributable to Brink’s:
Income from continuing operations	$31.5	(6.6)	-	0.5	4.4	(1.1)	28.7
Diluted EPS – continuing operations	0.66	(0.14)	-	0.01	0.09	(0.02)	0.60

	Nine Months 2011
Operating profit:
International	$132.8	-	10.1	1.7	-	-	144.6
North America	25.9	-	-	-	2.3	-	28.2
Segment operating profit	158.7	-	10.1	1.7	2.3	-	172.8
Non-segment	(38.8)	(9.7)	-	-	18.6	-	(29.9)
Operating profit	$119.9	(9.7)	10.1	1.7	20.9	-	142.9

Amounts attributable to Brink’s:
Income from continuing operations	$55.7	(9.6)	6.4	1.2	13.2	(2.4)	64.5
Diluted EPS – continuing operations	1.16	(0.20)	0.13	0.02	0.27	(0.05)	1.34

(a)
To eliminate gain recognized on the sale of the U.S. Document Destruction business, gains on available-for-sale equity and debt securities, gains related to acquisition of controlling interest in subsidiaries that were previously accounted for as equity or cost method investments, and gains on sales of former operating assets, as follows:

	Third Quarter 2011		Nine Months 2011
(In millions, except per share amounts)	Operating Profit	EPS	Operating Profit	EPS

Sale of U.S. Document Destruction business	$(6.7)	$(0.09)	$(6.7)	$(0.09)
Gains on available-for-sale equity and debt securities	-	-	-	(0.05)
Acquisition of controlling interests	(2.1)	(0.04)	(2.5)	(0.05)
Sale of former operating assets	(0.5)	(0.01)	(0.5)	(0.01)
	$(9.3)	$(0.14)	$(9.7)	$(0.20)

(b)	To eliminate settlement charge related to exit of Belgium cash-in-transit business.
(c)
To eliminate employee benefit settlement loss related to Mexico.  Portions of Brink’s Mexican subsidiaries’ accrued employee termination benefit were paid in the second and third quarters of 2011.  The employee termination benefit is accounted for under FASB ASC Topic 715, Compensation – Retirement Benefits. Accordingly, the severance payments resulted in settlement losses.

(d)	To eliminate expenses related to U.S. retirement plans.
(e)	To adjust effective income tax rate to be equal to the full-year 2011 non-GAAP effective income tax rate of 38.6%.

Amounts may not add due to rounding.

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